UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): May 31, 2016

BELMOND LTD.
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission file number)	(I.R.S. Employer Identification No.)

22 Victoria Street
Hamilton HM 12, Bermuda
(Address of principal executive offices) (Zip Code)

(441) 295-2244
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

Belmond Ltd. (the “Company”) furnishes herewith, as Exhibit 99.1, the Investor and Analyst presentations to be given at the Investor and Analyst Meeting to be held on Wednesday, June 1, 2016, beginning at 10:00 a.m. EDT. Also furnished herewith as Exhibit 99.2 is certain accompanying Supplemental Financial Information. All interested parties may listen to a simultaneous webcast of the Investor and Analyst Meeting, which will be accessible from the presentations and events section of the Company’s investor relations website at: investor.belmond.com/presentations-and-events and which will be available for replay for approximately one year. Alternatively, interested parties may listen to the event by using either of the following telephone numbers: (844) 309-0619 (U.S. toll free) or (661) 378-9466 (international). The conference ID number is 21764044. During this meeting, senior management will discuss the Company’s three-point growth strategy and past performance.

ITEM 7.01.	Regulation FD Disclosure.

The information disclosed above in response to Item 2.02 is incorporated by reference herein. Although the Company is exempt from Regulation FD because it is a “foreign private issuer” as defined in Rule 3b-4(c) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), it has elected to disclose this information pursuant to this Item 7.01 as well as Item 2.02 above.

The information contained in this Current Report is furnished to the Securities and Exchange Commission under Items 2.02 and 7.01. In accordance with General Instruction B.2 of Form 8-K, the information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Investor and Analyst Day presentations of Belmond Ltd. for the Investor and Analyst Meeting to be held on June 1, 2016, being furnished to the Commission.

99.2	Supplemental Financial Information, being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BELMOND LTD.

By:	/s/ Richard M. Levine
Name: Richard M. Levine
Title: Executive Vice President, Chief Legal Officer and Secretary

Date: May 31, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor and Analyst Day presentations of Belmond Ltd. for the Investor and Analyst Meeting to be held on June 1, 2016, being furnished to the Commission.

99.2	Supplemental Financial Information, being furnished to the Commission.